SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(310) 725-5000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Press Release dated July 24, 2003.

Exhibit 99.2 Script of Conference Call held July 24, 2003.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9. “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 24, 2003, the Registrant issued the press release attached as Exhibit 99.1, which is not filed but is furnished pursuant to Regulation FD.

On July 24, 2003, the Registrant held a conference call with analysts and investors, the script for which is attached as Exhibit 99.2, which is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

	By:	/s/ David Rosenthal

Date: July 30, 2003.		David Rosenthal Executive Vice President and Chief Financial Officer